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                                                                   EXHIBIT 10.26

                       TENNECO BENEFITS PROTECTION TRUST
                        APPOINTMENT OF SUCCESSOR TRUSTEE

     Pursuant to Article Twelfth of the Tenneco Benefits Protection Trust, we the undersigned Trustees hereby appoint Mr. Karl A. Stewart as Trustee to succeed Mr. Paul T. Stecko, effective upon Mr. Stewart's acceptance.


Dated: May 31, 1999                               /s/ Dana G. Mead
                                                  -----------------------------
                                                  Dana G. Mead


                                                  /s/ Theodore R. Tetzlaff
                                                  -----------------------------
                                                  Theodore R. Tetzlaff


                                                  /s/ Robert T. Blakely
                                                  -----------------------------
                                                  Robert T. Blakely


I hereby accept appointment as a Trustee of the Tenneco Benefits Protection
Trust

Dated:  May 31, 1999
      ------------------

/s/ Karl A. Stewart
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Karl A. Stewart